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                                                                    Exhibit 10.4


                                                                          [LOGO]

                                                        Dated: November 30, 2006

                             Rate Floor Transaction

                           Re: BNY Reference No. 38584

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate floor Transaction entered into on the Trade Date specified below (the "Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York and Wells Fargo Bank, N.A., not individually, but solely as Supplemental Interest Trust Trustee on behalf of the Banc of America Funding 2006-I Supplemental Interest Trust (the "Counterparty"). The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of November 30, 2006, as amended and supplemented from time to time (the "Agreement"), between The Bank of New York and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

              Type of Transaction:             Rate Floor

              Notional Amount:                 With respect to  any  Calculation
                                               Period the amount set  forth  for
                                               such   period   on   Schedule   I
                                               attached.

              Trade Date:                      November 22, 2006

              Effective Date:                  April 20, 2008

              Termination Date:                November 20, 2011


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       Fixed Amounts:

              Fixed Amount Payer:              Counterparty

              Fixed Amount:                    USD [     ]

              Fixed Amount Payment
              Date:                            November 30, 2006

       Floating Amounts:

              Floating Rate Payer:             BNY

              Floor Rate:                      For each  Calculation  Period, as
                                               set  forth  for  such  period  on
                                               Schedule I attached hereto.

              Ceiling Rate:                    For each  Calculation  Period, as
                                               set  forth  for  such  period  on
                                               Schedule I attached hereto.

              Floating Rate Payer
              Period End Dates:                The 20th  calendar  day  of  each
                                               month during  the  Term  of  this
                                               Transaction,  commencing May  20,
                                               2008,   and    ending    on   the
                                               Termination   Date,    with    No
                                               Adjustment.

              Floating Rate Payer
              Payment Dates:                   Early    Payment     shall     be
                                               applicable.   The  Floating  Rate
                                               Payer Payment Date shall  be  one
                                               (1) Business  Days preceding each
                                               Floating Rate  Payer  Period  End
                                               Date.

              Floating Rate Option:            USD-LIBOR-BBA, provided, however,
                                               if the Floating Rate Option for a
                                               Calculation Period is less than
                                               the   Ceiling   Rate   then   the
                                               Floating  Rate  Option  for  such
                                               Calculation   Period   shall   be
                                               deemed equal to the Ceiling Rate.

              Designated Maturity:             One month

              Floating Rate Day
              Count Fraction:                  Actual/360

              Reset Dates:                     The first day of each Calculation
                                               Period

              Compounding:                     Inapplicable


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       Additional Terms:

              Business Days:                   New York

              Calculation Agent:               BNY


       Account Details and
       Settlement Information:            Payments to BNY:
                                          The Bank of New York
                                          Derivative Products Support Department
                                          32 Old Slip, 16th Floor
                                          New York, New York 10286
                                          Attention: Renee Etheart
                                          ABA #021000018
                                          Account #890-0068-175
                                          Reference: Interest Rate Swaps/Floor

                                          Payments to Counterparty:

                                          Wells Fargo Bank, N.A.
                                          San Francisco, CA
                                          ABA #: 121000248
                                          Acct #: 3970771416
                                          Account Name: Corporate Trust Clearing
                                          FFC #: 50964203
                                          Ref: Banc of America Funding 2006-I,
                                               Floor Account



Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to
Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837.


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We are very  pleased  to have  executed  this  Transaction  with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK


By: _______________________________

    Name:
    Title:


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Counterparty,  acting through its duly authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE BANC OF AMERICA FUNDING 2006-I SUPPLEMENTAL INTEREST TRUST



By: _______________________________

    Name:
    Title:

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                                   SCHEDULE I



----------------------------------------------------------------------------------------------------------------------------
   Accrual End Date      Accrual Start Date        Notional Amount (in USD)        Floor Rate (%)      Ceiling Rate (%)
----------------------------------------------------------------------------------------------------------------------------
       4/20/2008             5/20/2008                  400,223,961.52                  1.82                 1.78
----------------------------------------------------------------------------------------------------------------------------
       5/20/2008             6/20/2008                  391,656,667.52                  1.82                 1.75
----------------------------------------------------------------------------------------------------------------------------
       6/20/2008             7/20/2008                  383,186,291.82                  1.82                 1.71
----------------------------------------------------------------------------------------------------------------------------
       7/20/2008             8/20/2008                  374,809,646.96                  1.82                 1.68
----------------------------------------------------------------------------------------------------------------------------
       8/20/2008             9/20/2008                  366,524,910.86                  1.82                 1.66
----------------------------------------------------------------------------------------------------------------------------
       9/20/2008             10/20/2008                 358,313,142.54                  1.83                 1.65
----------------------------------------------------------------------------------------------------------------------------
      10/20/2008             11/20/2008                 350,192,092.37                  1.85                 1.66
----------------------------------------------------------------------------------------------------------------------------
      11/20/2008             12/20/2008                 342,162,104.92                  2.70                 1.67
----------------------------------------------------------------------------------------------------------------------------
      12/20/2008             1/20/2009                  334,224,039.60                  2.72                 1.68
----------------------------------------------------------------------------------------------------------------------------
       1/20/2009             2/20/2009                  326,377,507.58                  2.75                 2.42
----------------------------------------------------------------------------------------------------------------------------
       2/20/2009             3/20/2009                  318,625,001.77                  2.83                 2.50
----------------------------------------------------------------------------------------------------------------------------
       3/20/2009             4/20/2009                  310,966,068.60                  2.83                 2.50
----------------------------------------------------------------------------------------------------------------------------
       4/20/2009             5/20/2009                  303,400,573.55                  2.88                 2.55
----------------------------------------------------------------------------------------------------------------------------
       5/20/2009             6/20/2009                  295,929,502.34                  2.89                 2.56
----------------------------------------------------------------------------------------------------------------------------
       6/20/2009             7/20/2009                  288,549,928.22                  3.33                 2.84
----------------------------------------------------------------------------------------------------------------------------
       7/20/2009             8/20/2009                  281,264,694.19                  3.34                 2.85
----------------------------------------------------------------------------------------------------------------------------
       8/20/2009             9/20/2009                  273,966,879.61                  3.37                 2.88
----------------------------------------------------------------------------------------------------------------------------
       9/20/2009             10/20/2009                 266,767,232.68                  3.41                 2.92
----------------------------------------------------------------------------------------------------------------------------
      10/20/2009             11/20/2009                 259,683,512.89                  3.41                 2.92
----------------------------------------------------------------------------------------------------------------------------
      11/20/2009             12/20/2009                 252,747,500.49                  3.48                 2.97
----------------------------------------------------------------------------------------------------------------------------
      12/20/2009             1/20/2010                  245,975,454.56                  3.43                 2.94
----------------------------------------------------------------------------------------------------------------------------
       1/20/2010             2/20/2010                  239,378,407.58                  3.42                 2.93
----------------------------------------------------------------------------------------------------------------------------
       2/20/2010             3/20/2010                  232,891,529.13                  3.86                 3.35
----------------------------------------------------------------------------------------------------------------------------
       3/20/2010             4/20/2010                  226,577,991.47                  3.46                 2.97
----------------------------------------------------------------------------------------------------------------------------
       4/20/2010             5/20/2010                  220,446,766.77                  3.46                 2.97
----------------------------------------------------------------------------------------------------------------------------
       5/20/2010             6/20/2010                  214,516,694.26                  3.45                 2.96
----------------------------------------------------------------------------------------------------------------------------
       6/20/2010             7/20/2010                  208,776,814.95                  3.86                 3.35
----------------------------------------------------------------------------------------------------------------------------
       7/20/2010             8/20/2010                  203,218,073.86                  3.47                 2.96
----------------------------------------------------------------------------------------------------------------------------
       8/20/2010             9/20/2010                  197,831,191.85                  3.49                 2.98
----------------------------------------------------------------------------------------------------------------------------
       9/20/2010             10/20/2010                 192,607,997.31                  3.91                 3.28
----------------------------------------------------------------------------------------------------------------------------
      10/20/2010             11/20/2010                 187,536,923.84                  3.96                 3.33
----------------------------------------------------------------------------------------------------------------------------
      11/20/2010             12/20/2010                 182,607,744.10                  4.01                 3.38
----------------------------------------------------------------------------------------------------------------------------


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

----------------------------------------------------------------------------------------------------------------------------
      12/20/2010             1/20/2011                  177,812,302.17                  4.01                 3.38
----------------------------------------------------------------------------------------------------------------------------
       1/20/2011             2/20/2011                  173,147,603.48                  4.01                 3.38
----------------------------------------------------------------------------------------------------------------------------
       2/20/2011             3/20/2011                  168,608,811.62                  4.11                 3.38
----------------------------------------------------------------------------------------------------------------------------
       3/20/2011             4/20/2011                  164,196,296.07                  4.01                 3.28
----------------------------------------------------------------------------------------------------------------------------
       4/20/2011             5/20/2011                  159,910,278.84                  4.04                 3.31
----------------------------------------------------------------------------------------------------------------------------
       5/20/2011             6/20/2011                  155,733,558.61                  4.02                 3.29
----------------------------------------------------------------------------------------------------------------------------
       6/20/2011             7/20/2011                  151,662,926.29                  4.04                 3.31
----------------------------------------------------------------------------------------------------------------------------
       7/20/2011             8/20/2011                  147,690,011.61                  4.01                 3.28
----------------------------------------------------------------------------------------------------------------------------
       8/20/2011             9/20/2011                  143,811,284.41                  4.01                 3.28
----------------------------------------------------------------------------------------------------------------------------
       9/20/2011             10/20/2011                 140,019,596.94                  4.06                 3.30
----------------------------------------------------------------------------------------------------------------------------
      10/20/2011             11/20/2011                 136,103,790.37                  4.03                 3.30
----------------------------------------------------------------------------------------------------------------------------